SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2010
(Date of Earliest Event Reported)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1925 W. Field Court, Suite 300 Lake Forest, IL 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 15, 2010, Akorn, Inc. (“Akorn”) issued a press release announcing financial results for the quarter and year ended December 31, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Akorn, Inc., dated March 15, 2010, announcing results for the quarter and year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date: March 16, 2010